EXHIBIT 10.2

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (this "Agreement") is effective as of August 19, 2026 (the “Effective Date”), by and between:

alpha-En Corporation, a Delaware corporation, with its principal place of business at 200 North Drive, Hopewell Junction, New York 12533 ("Borrower"), and

National Resources Lithium LLC, a Delaware limited liability company, with an address for notice at 485 West Putnam Ave., Greenwich, CT 06830 ("Lender").

RECITALS

WHEREAS, Borrower has previously received advances, loans, and other financial accommodations from Lender for the purpose of funding Borrower's operations;

WHEREAS, Lender expects to continue making additional advances and financial accommodations to Borrower from time to time;

WHEREAS. Borrower desires to acknowledge and ratify such obligations and grant Lender a continuing security interest in certain collateral to secure all obligations owing to Lender; and

WHEREAS. Borrower's Board of Directors has determined that this Agreement is fair to and in the best interests of Borrower and its stockholders.

NOW, THEREFORE , in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

1.1 Secured Obligations

"Secured Obligations" means all debts, liabilities, and obligations of Borrower to Lender of every kind and description, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, including:

(a)	all advances previously made by Lender;

(b)	all advances hereafter made by Lender;

(c)	costs and expenses of enforcement;

(d)	fees; and attorneys'

(e)	all other indebtedness of Borrower to Lender, regardless of how evidenced.

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1.2 Advance

"Advance" means each loan, payment, extension of credit, reimbursement, or other financial accommodation made by Lender to or on behalf of Borrower.

1.3 Collateral

“Collateral” means all of Borrower's right, title, and interest in and to the following property, whether now owned or hereafter acquired:

(a) all Patent Collateral;

(b) all general intangibles;

(c) all accounts, accounts receivable, payment rights, and other rights to payment;

(d) all contract rights, licenses, permits, and related rights;

(e) all proceeds, products, substitutions, replacements, accessions, income, royalties, and profits of and from the foregoing; and

(f) all other property in which a security interest is granted to Lender pursuant to this Agreement.

Notwithstanding the foregoing, the term "Collateral" shall not include any property or asset to the extent that the granting of a security interest therein is prohibited by applicable law, provided that such exclusion shall apply only to the extent of such prohibition and shall not exclude any proceeds thereof.

1.4 Patent Collateral

“Patent Collateral” means all right, title, and interest of Borrower, whether now owned or hereafter acquired, in and to all patents and patent rights, patent applications, inventions, invention disclosures, and all related intellectual property rights, including all reissues, reexaminations, divisions, continuations, continuations-in-part, renewals, extensions, substitutions, foreign counterparts thereof, and all rights to sue for past, present and future infringement thereof, and all claims, causes of action, recoveries, settlements, and judgments arising therefrom.

Notwithstanding the foregoing, Patent Collateral does not include any patent, patent application, invention, invention disclosure or related patent right owned by Landon Oakes individually and not owned by Borrower. Any such asset shall automatically become Patent Collateral upon its assignment to and ownership by Borrower.

The Patent Collateral includes, without limitation, the patents and patent rights identified in the Patent Security Agreement dated August 19, 2026, between Borrower and Lender, as amended, supplemented, modified, renewed or restated from time to time (the "Patent Security Agreement").

1.4 Permitted Liens

“Permitted Liens” means:

(a) liens identified on Schedule B;

(b) statutory liens for taxes not yet due and payable;

(c) mechanics', carriers', warehousemen's and similar liens arising in the ordinary course of business;

(d) any other liens approved in writing by Lender.

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2. ACKNOWLEDGMENT OF EXISTING INDEBTEDNESS

Borrower acknowledges that Lender has previously advanced funds and provided financial accommodations to Borrower and that such advances and accommodations constitute valid and enforceable indebtedness of Borrower.

The parties shall attach Schedule A identifying historical advances presently known to the parties. The parties acknowledge that Schedule A may be updated from time to time to correct errors, including omitted advances, or reflect additional historical advances identified through review of Borrower's books and records.

Notwithstanding the contents of Schedule A, all amounts previously advanced, paid, funded, loaned, or otherwise provided by Lender or any predecessor in interest to Borrower, or for Borrower's benefit, and recorded on Borrower's books and records, financial statements, general ledger, accountant workpapers, tax returns, due-to-shareholder accounts, shareholder advance accounts, related-party payable accounts, officer advance accounts, intercompany accounts, or similar accounts, shall constitute Secured Obligations under this Agreement unless expressly excluded by a written agreement executed by Borrower and Lender, and shall be secured by the Collateral pursuant to Section 6 (Grant of Security Interest) and Section 7 (Dragnet Clause) of this Agreement.

The omission of any advance from Schedule A shall not impair or limit its status as an Obligation secured under this Agreement.

3. REVOLVING CREDIT FACILITY

3.1 Future Advances

From time to time and in Lender's sole discretion, Lender may make additional Advances to or for the benefit of Borrower. Nothing in this Agreement obligates Lender to make any future Advance.

3.2 Evidence of Advances

Lender's books and records shall constitute prima facie evidence of the principal balance outstanding.

4. NO INTEREST

The Advances are, and will remain, non-interest bearing. No interest has accrued or and no interest will accrue on any Advance, the outstanding principal balance, or other any amount payable under this Agreement.

5. MATURITY

All Secured Obligations shall be due and payable on the earlier of:

(a) the consummation of a merger, consolidation, sale of Borrower, or other transaction resulting in the acquisition of substantially all of Borrower's equity or assets; or

(b) acceleration following an Event of Default under Sections 11 and 12.

For the avoidance of doubt, no scheduled payments of principal shall be required under this Agreement. Except upon the occurrence of a maturity event described in this Section 5 or following acceleration resulting from an Event of Default, Borrower shall have no obligation to repay any Advance, and Lender shall have no right to demand repayment thereof.

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6. GRANT OF FIRST PRIORITY SECURITY INTEREST

To secure payment and performance of all Secured Obligations, Borrower hereby grants to Lender a continuing first-priority security interest in all of Borrower's right, title, and interest in and to the Collateral.

7. DRAGNET CLAUSE; Future Advance and Cross-Collateralization Provision

The security interest granted herein secures the full and prompt payment and performance of all Secured Obligations, including without limitation:

(a)	all indebtedness identified on Schedule A

(b)	all indebtedness subsequently discovered through the review of corporate records, accounting records, tax returns, or financial statements;

(c)	all future advances and extensions of credit; and

(d)	all renewals, extensions, modifications, substitutions, refinancings, and replacements of any of the foregoing.

It is expressly intended that the security interest granted under this Agreement shall secure all future advances and all other indebtedness of Borrower to Lender, regardless of when incurred.

8. REPRESENTATIONS AND WARRANTIES

8.1 General

Borrower represents and warrants:

(a)	it is duly organized and validly existing under Delaware law;

(b)	it has authority to enter into this Agreement;

(c)	the execution and delivery of this Agreement have been duly authorized;

(d)	it owns the Collateral free and clear of liens except those disclosed in writing to Lender; and

(e)	this Agreement constitutes a valid and binding obligation.

8.2 Title to Collateral; Absence of Liens

Borrower owns and shall own good and marketable title to the Patent Collateral and all other Collateral, free and clear of all liens, security interests, pledges, encumbrances, charges, claims, and other restrictions, except:

(a)	the security interests granted to Lender pursuant to this Agreement; and

(b)	Permitted Liens.

Borrower has not executed, authorized, or filed, and is not aware of any agreement, financing statement, assignment, mortgage, pledge, security agreement, or other instrument that would create or evidence a lien upon the Collateral in favor of any person other than Lender and the holders of Permitted Liens.

8.3 Priority of Security Interest

Upon the filing of appropriate UCC financing statements and, with respect to Patent Collateral, the recordation of any applicable Patent Security Agreement or related notices with the United States Patent and Trademark Office, the security interests granted to Lender under this Agreement are intended by the parties to constitute valid, enforceable, and, except for Permitted Liens, first-priority security interests in the Collateral.

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9. COVENANTS

9.1 General

Borrower shall:

(a) maintain the Collateral;

(b) preserve patent rights;

(c) pay required patent maintenance fees;

(d) notify Lender of material claims affecting the Collateral;

(e) not grant additional liens without Lender's consent; and

(f) provide financial information reasonably requested by Lender.

9.2 Negative Pledge; Maintenance of Priority

Borrower shall not create, incur, assume, permit, or suffer to exist any lien, security interest, pledge, assignment, charge, encumbrance, or other interest in any Collateral, except Permitted Liens, without the prior written consent of Lender. Borrower shall take all actions reasonably requested by Lender to preserve, protect, perfect, and maintain the priority of Lender's security interests in the Collateral.

10. PERFECTION

Borrower authorizes Lender to:

(a) file one or more UCC-1 Financing Statements;

(b) file amendments thereto;

(c) record short-form patent security agreements with the USPTO; and

(d) execute and file continuation statements necessary to maintain perfection.

11. EVENTS OF DEFAULT

An Event of Default shall occur upon the occurrence of any of the following:

(a)	Payment Default. Borrower fails to pay any Secured Obligation within ten (10) days after such obligation becomes due pursuant to Section 5.

(b)

Material Covenant Breach. Borrower fails to perform or observe any material covenant, agreement, or obligation contained in this Agreement, and such failure continues for sixty (60) days after written notice from Lender specifying the nature of such breach in reasonable detail.

(c)

Bankruptcy or Receivership. Borrower commences, or has commenced against it, any voluntary or involuntary case or proceeding under any bankruptcy, insolvency, reorganization, receivership, liquidation, or similar law, which proceeding is not dismissed within sixty (60) days after filing.

(d)

Unauthorized Transfer of Collateral. Borrower sells, transfers, assigns, conveys, or otherwise disposes of any material portion of the Collateral outside the ordinary course of business without Lender's prior written consent.

(e)	Material Misrepresentation. Any representation or warranty made by Borrower in Section 8 shall prove to have been materially false or misleading when made.

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12. REMEDIES

Following the occurrence and continuation of an Event of Default beyond any applicable notice and cure period set forth in Section 11, Lender may, at its option and upon written notice to Borrower:

(a)	declare all Secured Obligations immediately due and payable;

(b)	exercise any and all rights and remedies available to a secured party under the Delaware Uniform Commercial Code and other applicable law;

(c)	foreclose upon, collect, take possession of, sell, license, assign, or otherwise dispose of any or all of the Collateral in accordance with applicable law;

(d)	collect directly any accounts, payment rights, proceeds, royalties, or other amounts constituting Collateral; and

(e)	pursue any other remedy available under this Agreement, the Promissory Note, any related security document, or applicable law.

Notwithstanding anything herein to the contrary, Lender shall not exercise any remedy based upon a default that is subject to a notice and cure period unless such default remains uncured after expiration of the applicable cure period.

All rights and remedies of Lender are cumulative and may be exercised singly, successively, or concurrently. The exercise of any right or remedy shall not preclude the exercise of any other right or remedy.

13. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict-of-laws principles.

14. MISCELLANEOUS

14.1 Entire Agreement. This Agreement, together with the Promissory Note, Patent Security Agreement, UCC filings, and schedules attached hereto, constitutes the entire agreement of the parties regarding the subject matter hereof.

14.2 Amendments; Waivers. No amendment or waiver of any provision of this Agreement is effective unless in writing and signed by both Parties.

14.3 Successors. This Agreement binds and inures to the benefit of the Parties and their respective heirs, executors, administrators, successors, and permitted assigns.

14.4 Severability. If any provision is held invalid or unenforceable, the remaining provisions shall continue in full force and effect.

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14.5 Notices. All notices, demands, requests, consents, approvals, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally, sent by nationally recognized overnight courier, sent by electronic mail, or deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested. Notices shall be sent to the parties at their respective addresses set forth in the introductory paragraph of this Agreement and to the email addresses set forth below their signature blocks, or such other address or email address as a party may designate by written notice to the other party. Notices sent by electronic mail shall be deemed received when sent, provided no notice of non-delivery is received by the sender. Notices sent by electronic mail after 5:00 p.m. local time of the recipient shall be deemed given on the next Business Day.    “Business Day” as used in this Agreement  means any day other than a Saturday, Sunday, or federal holiday.

14.6  Counterparts; Electronic Signatures. This Agreement may be executed in counterparts (including by electronic or PDF signature), each of which is deemed an original and all of which together constitute one instrument.

[Signature Page follows]

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IN WITNESS WHEREOF, the Parties have executed this Loan and Security Agreement to be effective as of the Effective Date first written above.

BORROWER:

alpha-En Corporation

Name: Jerome Feldman
Title: Chief Executive Officer and Chief Financial Officer
Email: c/o scoutaboutwest@yahoo.com

LENDER:

National Resources Lithium LLC

Name: Lynne Ward
Title: President
Email: lward@nationalresources.com

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SCHEDULE A

Historical Advances

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SCHEDULE B

Existing Liens and Encumbrances

None

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